                                                                    Exhibit 32.1

        SECTION 1350 CERTIFICATION, AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002
        -----------------------------------------------------------------

         I, Robert J. Crowell, Chairman and Chief Executive Officer, of Elcom International, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2003 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m or 78o(d); and

         (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Robert J. Crowell
------------------------------------
Robert J. Crowell
Chairman and Chief Executive Officer
August 14, 2003